[Graphic]
Travelers Series Fund Inc.

Prospectus

February 28, 1999



     Equity Funds                      Fixed Income Funds
------------------------       ----------------------------------
AIM Capital Appreciation       Putnam Diversified Income Portfolio
Portfolio
                                     MFS Total Return Portfolio






Shares of each fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

Travelers Series Fund Inc. consists of 13 separate investment funds, each with its own investment objective and policies. This Prospectus relates to three of those funds. Each fund offers different levels of potential return and involves different levels of risk.
--------------------------------------------------------------------------------

                   Fund Goals and Strategies            Page
                 -------------------------------------------
                   AIM Capital Appreciation Portfolio      2

                   MFS Total Return Portfolio              4

                   Putnam Diversified Income Portfolio     6

                   More on the Funds' Investments          8

                   Management                             12

                   Share Transactions                     15

                   Share Price                            15

                   Dividends, Distributions and Taxes     16

                   Financial Highlights                   17

--------------------------------------------------------------------------------

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

     Fund Goals and Strategies

AIM Capital Appreciation Portfolio

 Investment goal

 Capital appreciation.

 Key investments

 The fund invests primarily in common stocks of U.S.
 companies with an emphasis on medium-sized and smaller
 growth companies.
--------------------------------------------------------------------------------

                   Selection process

                   The subadviser emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The subadviser seeks to identify companies having a consistent record of long-term above average growth in earnings as well as companies that are only beginning to experience significant and sustainable earnings growth.

                   In selecting individual companies for investment, the manager looks for the following:

                   . New or innovative products, services or processes that
                     should enhance future earnings
                   . Increasing market share
                   . Experienced and effective management
                   . Competitive advantages

                   The subadviser then employs a disciplined review process to identify and remove from the fund's portfolio any investments that are not achieving their expected growth potential.

Travelers Series Fund

Principal risks of investing in the fund

While investing in smaller growth securities can bring added benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . The U.S. stock market declines.
 . Midcap and smallcap growth stocks are temporarily out of favor.
 . An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.
 . The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

The fund may invest in relatively new or unseasoned companies that are in their early stages of development. Smaller, unseasoned companies present greater risks than securities of larger, more established companies because:

 . They may be dependent on a small number of products or services for their revenues
 . They may lack substantial capital reserves to make needed capital investments or absorb losses
 . They may have less experienced management
 . Their securities may be less widely traded, less liquid and more volatile
 . Recession or adverse economic trends are more likely to sharply and negatively affect their earnings and financial condition

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Lipper Midcap Index, a broad-based unmanaged index of mid-cap stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.


                                 [BAR GRAPHIC]

                      1996            1997            1998
                     ------          ------          ------
                     15.01%          12.15%          17.21%

This bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on October 10, 1995.

Quarterly returns:

Highest:23.76% in 4th quarter 1998
Lowest:(15.52)% in 3rd quarter 1998

Average Annual Total Returns
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------

                     One   Since
                     year  inception
------------------------------------
Fund                 17.21   12.27
Lipper Midcap Index  13.92   16.51*
------------------------------------

* Index comparisons begin on October 31, 1995

                                                           Travelers Series Fund

     Fund Goals and Strategies

MFS Total Return Portfolio

 Investment goals

 Primary: Above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital.

 Secondary: Growth of capital and income.

 Key investments

 The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

 The fund's equity securities include common and preferred stock; bonds, warrants or rights convertible into stock and depositary receipts for those securities.

 The fund's fixed income securities include corporate debt obligations of any maturity, Brady bonds, U.S.
 Government securities, mortgage-backed securities, zero-coupon bonds, deferred interest bonds and payment in kind bonds.

 Credit quality: The fund's assets may consist of both
 investment grade and lower quality securities. The fund
 may invest up to 20% of the fund's assets in
 nonconvertible fixed income securities rated below
 investment grade or unrated securities of equivalent
 quality.
--------------------------------------------------------------------------------

                   Selection process

                   Under normal market conditions and depending on the subadviser's view of economic and money market conditions, fiscal and monetary policy and security values, the fund's assets will be allocated among fixed income and equity investments within the following ranges:

                   . between 40%    . at least 25% in
                     and 75% in       non-convertible
                     equity           fixed income
                     securities       securities

                   Equity investments

                   The subadviser uses a "bottom up" investment approach in selecting securities based on its fundamental analysis of an individual security's value. In selecting individual equity securities for investment, the subadviser seeks companies:

                   . that are undervalued in the market relative to their long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to market declines, poor economic conditions or adverse regulatory or other changes
                   . that generally have low price to book, price to sales
                     and/or price to earnings ratios
                   . with relatively large market capitalizations (i.e.,
                     market capitalizations of $5 billion or more).

                   The subadviser also invests in convertible securities that generally provide a fixed income stream and an opportunity to participate in an increase in the market price of the underlying common stock.

                   Fixed income investments

                   The subadviser periodically assesses the three month outlook for inflation rate changes, economic growth and other fiscal measures and their effect on U.S. Treasury interest rates. Using that assessment, the subadviser determines a probable difference between total Returns on U.S. Treasury securities and on other types of fixed income securities and selects those securities the subadviser believes will deliver favorable returns.

Travelers Series Fund

The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.
Principal risks of investing in the fund

While investing in a mix of equity and debt securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

 . The subadviser's allocation of investments between equity and fixed income securities could cause the fund to miss attractive investment opportunities by underweighting markets that generate significant returns or cause the fund to incur losses by overweighting markets that experience significant declines.
 . The subadviser's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.
 . Equity investments lose their value due to a decline in the U.S. stock market.
 . Value or large capitalization stocks are temporarily out of favor.
 . An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.
 . Fixed income investments lose their value due to an increase in interest rates.
 . The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
 . Mortgage and asset backed securities are subject to the same default risks of other fixed income securities, but it may be more difficult to enforce rights against the assets underlying these securities in case of default.
 . As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call risk.
 . As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
 . Securities with longer maturities are more sensitive to interest rate changes and may be more volatile.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, a broad-based unmanaged index of U.S. stocks, and the Lehman Brothers Government/Corporate Bond Index ("Lehman Brothers Index"), a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

                                 [bar graphic]

                          1995    1998    1997    1998
                         ------  ------  ------  ------
                         25.70%  14.51%  21.18%  11.67%

This bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on October 10, 1995.

Quarterly returns:

Highest: 9.87% in 2nd quarter 1997
Lowest:(4.06)% in 3rd quarter 1998

Average Annual Total Returns
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------

                       One   Since
                       year  inception
--------------------------------------
Fund                   11.67   15.26
S&P 500 Index          28.60   28.03*
Lehman Brothers Index   9.47    9.22*
--------------------------------------

* Index comparisons begin on June 30, 1994

                                                           Travelers Series Fund

     Fund Goals and Strategies

Putnam Diversified Income Portfolio

 Investment goal

 High current income consistent with preservation of capital.

 Key investments

 The fund invests primarily in debt securities of U.S.
 and foreign governments and corporations.

 Credit Quality: The fund may invest in securities with a wide range of credit qualities depending on the particu-lar sector of the fixed income securities market in which the manager invests.

 Duration: The Fund's duration will generally vary from 3
 to 7 years depending on market conditions and the
 subadviser's outlook for interest rates. Individual se-
 curities may be of any duration.
--------------------------------------------------------------------------------

                   Selection process

                   The subadviser combines "top down" and "bottom up" investment styles, with an emphasis on active sector strategies. The subadviser believes that actively allocating the fund's investments among sectors of the fixed income securities markets, as opposed to investing in any one sector, will better enable the fund to control risk while pursuing its objective of high current income.

                   The subadviser allocates its investment among the following three sectors of the fixed income securities market:

                   . A U.S. Government Sector, consisting primarily of
                     securities of the U.S. government, its agencies and instrumentalities and related options, futures and repurchase agreements. The subadviser allocates at least
                     20% of the fund to the U.S. Government Sector;
                   . A High Yield Sector, consisting primarily of high
                     yielding, lower-rated, high risk U.S. and foreign
                     corporate fixed-income securities commonly called "junk bonds"; and
                   . An International Sector, consisting primarily of
                     obligations of foreign governments, their agencies and instrumentalities, supranational entities, and foreign corporations, including issuers in emerging markets, and related options and futures.

                   The subadviser over- and underweights investments in each sector depending on the subadviser's views on economic, interest rate and political trends. The subadviser utilizes proprietary techniques to organize and rank opportunities presented by the various sectors.

                   In making sector allocations, the subadviser evaluates:

                   . Capital flows      . Default trends
                   . Political trends   . Interest rate forecasts

                   Specialists managing each sector then select individual securities within each sector that represent risk/return opportunities believed optimal. In selecting securities for investment, the subadviser looks for favorable yield, maturity, issue classification and quality characteristics.

Travelers Series Fund

Principal risks of investing in the fund

While investing in fixed income securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

 . Fixed income securities lose their value due to an increase in market interest rates in one or more regions, a decline in an issuer's credit rating or financial condition or a default by an issuer.
 . As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
 . As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
 . An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
 . The subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the stability of a particular government proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers Aggregate Bond Index and the Salomon Brothers Non-U.S. World Government Bond Index, both of which are broad-based unmanaged indices. (The Lehman index consists of a variety of domestically issued bonds. The Salomon index consists of foreign government bonds.) Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.

                                 [BAR GRAPHIC]

              1995           1996            1997            1998
             ------          -----           ------          -----
             17.49%          8.14%           7.89%           0.67%

The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:4.97% in 1st quarter 1995
Lowest:(3.34)% in 3rd quarter 1998

Average Annual Total Returns
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------

                        One   Since
                        year  inception
---------------------------------------
Fund                     0.67   7.65
Lehman Brothers Index    8.69   9.07*
Salomon Brothers Index  17.79   8.34*
---------------------------------------

* Index comparisons begin on June 30, 1994

                                                           Travelers Series Fund

More on the Funds' Investments

Additional investments and investment techniques
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Each fund de-    MFS Total Return Portfolio
scribes its      The fund may invest without limit in ADRs and up to 20% of
investment ob-   its total assets in foreign securities.
jective and
its principal
investment
strategies and
risks under
"Fund Goals
and Strate-
gies."

This section
provides addi-
tional infor-
mation about
the funds' in-
vestments and
certain port-
folio manage-
ment tech-
niques the
funds may use.
More informa-
tion about the
funds' invest-
ments and
portfolio man-
agement tech-
niques, some
of which en-
tail risks, is
included in
the statement
of additional
information
(SAI).

--------------------------------------------------------------------------------

Equity           Subject to its particular investment policies, each of these
investments      funds may invest in all types of equity securities. Equity
AIM Capital      securities include exchange-traded and over-the-counter (OTC)
Appreciation     common and preferred stocks, warrants, rights, investment
and MFS Total    grade convertible securities, receipts and shares, trust cer-
Return Portfo-   tificates, limited partnership interests, shares of other in-
lios             vestment companies, real estate investment trusts and equity participations.

--------------------------------------------------------------------------------

Fixed income     Subject to its particular investment policies, each fund may
investments      invest in fixed income securities. Fixed income investments
Both fixed in-   include bonds, notes (including structured notes), mortgage-
come funds       related securities, asset-backed securities, convertible se-
and, to a lim-   curities, Eurodollar and Yankee dollar instruments, preferred
ited extent,     stocks and money market instruments. Fixed income securities
the AIM Capi-    may be issued by U.S. and foreign corporations or entities;
tal Apprecia-    U.S. and foreign banks; the U.S. government, its agencies,
tion Portfolio   authorities, instrumentalities or sponsored enterprises;
                 state and municipal governments; supranational organizations;
                 and foreign governments and their political subdivisions.

                 Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

MFS Total        Each of these funds may invest in mortgage-backed and asset-
Return and       backed securities. Mortgage-related securities may be issued
 Putnam          by private companies or by agencies of the U.S. government
Diversified      and represent direct or indirect participations in, or are
Income           collateralized by and payable from, mortgage loans secured by
Portfolios       real property. Asset-backed securities represent participa-
                 tions in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card re-ceivables and other categories of receivables.

--------------------------------------------------------------------------------

Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Credit quality

Fixed income     If a security receives different ratings, a fund will treat
investments      the securities as being rated in the highest rating category.
(cont'd.)        A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                 Investment grade securities

                 Securities are investment grade if:

                 . They are rated, respectively, in one of the top four long-
                   term rating categories of a nationally recognized statistical rating organization.
                 . They have received a comparable short-term or other rating. . They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

                 High yield, lower quality securities

MFS Total        Each of these funds may invest in fixed income securities
Return and       that are high yield, lower quality securities rated by a rat-
Putnam           ing organization below its top four long term rating catego-
Diversified      ries or unrated securities determined by the manager or
Income           subadviser to be of equivalent quality. The issuers of lower
Portfolios       quality bonds may be highly leveraged and have difficulty
only             servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

--------------------------------------------------------------------------------

Foreign and      Each fund may invest in foreign securities.
emerging
market           Investments in securities of foreign entities and securities
investments      quoted or denominated in foreign currencies involve special risks. These include possible political and economic insta-bility and the possible imposition of exchange controls or other restrictions on investments. If a fund invests in secu-rities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

 MFS Total       Emerging market investments offer the potential of signifi-
Return and       cant gains but also involve greater risks than investing in
Putnam           more developed countries. Political or economic instability,
Diversified      lack of market liquidity and government actions such as cur-
Income           rency controls or seizure of private business or property may
Portfolios       be more likely in emerging markets.
only

--------------------------------------------------------------------------------

                 Sovereign government and supranational debt

MFS Total        These funds may invest in all types of fixed income securi-
Return and       ties of governmental issuers in all countries, including
Putnam           emerging markets. These sovereign debt securities may in-
Diversified      clude:
Income
Portfolios       . Fixed income securities issued or guaranteed by
only governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                                                           Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Foreign and      . Participations in loans between emerging market governments
emerging           and financial institutions.
market           . Fixed income securities issued by government owned,
investments        controlled or sponsored entities located in emerging market
(cont'd.)          countries.
                 . Interests in entities organized and operated for the
                   purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
                 . Brady Bonds.
                 . Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                 . Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community
                   (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

--------------------------------------------------------------------------------

Derivatives Each fund may, but need not, use derivative contracts, such and hedging as futures and options on securities, securities indices or
techniques       currencies; options on these futures; forward currency con-
                 tracts; and interest rate or currency swaps for any of the following purposes:

                 . To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates
                 . As a substitute for buying or selling securities
                 . To enhance the fund's return

                 A derivative contract will obligate or entitle a fund to de-liver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and in-terest rate exposure. Therefore, using derivatives can dis-proportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securi-ties. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

Securities       Each fund may engage in securities lending to increase its
lending          net investment income. Each fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Travelers Series Fund

--------------------------------------------------------------------------------
                                                      -------------------------

                                                           Travelers Series Fund

Defensive        Each fund may depart from its principal investment strategies
investing        in response to adverse market, economic or political condi-
                 tions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

Portfolio
turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.

--------------------------------------------------------------------------------

Management

The manager

Travelers Investment Adviser Inc. (TIA) is a wholly owned subsidiary of The Plaza Corporation, which is an indirect wholly owned subsidiary of Citigroup. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. TIA is located at 388 Greenwich Street, New York, New York 10013. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.3 billion. TIA has engaged subadvisers to select investments for funds for which TIA serves as manager.

TIA manages the investment operations of the funds covered in this Prospectus (TIA funds) and receives for these services from each fund the fee indicated:

  ------------------------------------------------------------------------------
                             Actual management fee
                             paid for the fiscal year  Contractual management
                             ended October 31, 1998    fee paid
                             (as a percentage          (as a percentage
                             of the fund's             of the fund's
   Fund                      average daily net assets) average daily net assets)
  ------------------------------------------------------------------------------
   AIM Capital Appreciation
   Portfolio                           0.80%                     0.80%
   MFS Total Return
   Portfolio                           0.80%                     0.80%
   Putnam Diversified
   Income Portfolio                    0.75%                     0.75%
  ------------------------------------------------------------------------------


Travelers Series Fund

The Subadvisers and Portfolio Managers

Each of the TIA funds' investments are selected by a subadviser which is supervised by TIA. The table below sets forth the name and business experience of each fund's portfolio manager(s), who are employed by the subadviser.

  Fund                      Portfolio Manager and Subadviser       Business Experience
  AIM Capital Appreciation  Kenneth A. Zschappel (since inception) Vice President, A I M Capital.
  Portfolio                 A I M Capital Management, Inc.
                            11 Greenway Plaza,
                            Suite 100
                            Houston, TX 77046

                            Charles D. Scavone (since inception)   Vice President, A I M Capital.
                            A I M Capital Management               Associate Portfolio Manager, Van
                                                                   Kampen Capital Asset Management,
                                                                   Inc. from 1994 to 1996. Prior to
                                                                   that, Equity Research
                                                                   Analyst/Assistant Portfolio
                                                                   Manager, Texas Commerce
                                                                   Investment Management Company
                                                                   from 1991 to 1994.

                            David P. Barnard (since inception)     Vice President, A I M Capital.
                            A I M Capital Management

                            Robert M. Kippes (since inception)     Vice President, A I M Capital.
                            A I M Capital Management
---------------------------------------------------------------------------------------------------
  MFS Total Return          David M. Calabro (since inception)     Senior Vice President, MFS.
  Portfolio                 Massachusetts Financial Services
                            Company
                            500 Boylston Street
                            Boston, MA 02116

                            Geoffrey L. Kurinsky (since inception) Senior Vice President, MFS.
                            MFS

                            Constantinos Mokas (since 1998)        Vice President, MFS.
                            MFS

                            Lisa B. Nurme (since inception)        Senior Vice President, MFS.
                            MFS

                            Maura A. Shaughnessy (since inception) Senior Vice President, MFS.
                            MFS
---------------------------------------------------------------------------------------------------
  Putnam Diversified        Jennifer Evans Leichter (since 1998)   Managing Director and Chief
  Income Portfolio          Putnam Investment Management, Inc.     Investment Officer, Corporate
                            One Post Office Square                 Credit Group, Putnam Management.
                            Boston, MA 02109
---------------------------------------------------------------------------------------------------

                                                           Travelers Series Fund

Year 2000 Issue. Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the funds. Individual companies and governmental issuers that securities held by a fund may also be adversely affected by the cost of addressing their Year 2000 systems problems, which could be substantial. The managers are addressing the Year 2000 issue for their systems. The funds have been informed by their other service providers that they are taking similar measures. Although the funds do not expect the Year 2000 issue to adversely affect them, the funds cannot guarantee that their efforts or the efforts of their service providers to correct the problem will be successful.

Additional information about the subadvisers

A I M Capital Management, Inc. AIM is a wholly owned subsidiary of A I M Advisors, Inc., a registered investment adviser. AIM and A I M Advisors, Inc. manage approximately $109 billion in assets.

Massachusetts Financial Services Company. MFS and its predecessor organizations have a history of money management dating from 1924. The MFS organization manages approximately $100 billion on behalf of 4 million investor accounts.

Putnam Investment Management, Inc. Putnam has managed mutual funds since 1937. Putnam and its affiliates manage approximately $290 billion in assets.

Travelers Series Fund

Share Transactions

Availability of the funds

Shares of the funds are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts. The variable insurance products may or may not make investments in all the funds described in this prospectus.

The interests of different variable insurance products investing in a fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or is in the best interests of the funds' shareholders.

Redemption of shares

The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.

Share Price

Each fund's net asset value is the value of its assets minus its liabilities. Each fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, each fund accelerates the calculation of its net asset value to the actual closing time.

Each fund generally values its fund securities based on market prices or quotations. To the extent a fund holds securities denominated in a foreign currency the fund's currency conversions are done when the London stock exchange closes, which is 12 noon Eastern time. When reliable market prices are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.


                                                           Travelers Series Fund

Dividends, Distributions and Taxes

Each fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

Each fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Travelers Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception if less than five years). The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with each fund's financial statements, are included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

                                         AIM Capital Appreciation
                                   1998       1997    1996(1)   1995(1)(2)
--------------------------------------------------------------------------------
Net asset value, beginning of
 year                            $  12.68   $  10.76  $  10.00    $10.00
--------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)
  (3)                               (0.01)      0.02      0.02      0.02
 Net realized and unrealized
  gain (loss)                       (0.34)      1.91      0.75     (0.02)
--------------------------------------------------------------------------------
Total income (loss) from
 operations                         (0.35)      1.93      0.77        --
--------------------------------------------------------------------------------
Less distributions from:
 Net investment income              (0.02)     (0.01)    (0.01)       --
--------------------------------------------------------------------------------
Total distributions                 (0.02)     (0.01)    (0.01)       --
--------------------------------------------------------------------------------
Net asset value, end of year     $  12.31   $  12.68  $  10.76    $10.00
--------------------------------------------------------------------------------
Total return                        (2.79)%    17.96%     7.71%     0.00%(4)
--------------------------------------------------------------------------------
Net assets, end of year (000's)  $225,862   $202,846  $112,905    $8,083
--------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses (3)                        0.85%      0.85%     0.96%     1.00%(5)
 Net investment income (loss)       (0.06)      0.20      0.22      4.07(5)
--------------------------------------------------------------------------------
 Portfolio turnover rate               75%        56%       44%        6%
--------------------------------------------------------------------------------

(1) Per share amounts calculated using the monthly average shares method.
(2) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.
(3) The manager waived all of its fees with respect to the fund for the period ended October 31, 1995. In addition, the manager reimbursed the fund for $13,456 in expenses for the period ended October 31, 1995. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the fund would have been:

  ------------------------------------------------------------------------------

                           1995
  ----------------------------------
   Per Share Decreases in
   Net Investment Income   $0.03
  ----------------------------------
   Expense Ratios Without
   Fee Waivers and
   Reimbursement            5.95%(5)
  ----------------------------------

(4) Not Annualized.
(5) Annualized.

                                                           Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                           MFS Total Return
                                1998      1997      1996     1995    1994(1)
--------------------------------------------------------------------------------
Net asset value, beginning
 of year                      $  15.31  $  13.13  $  11.53  $  9.98  $10.00
--------------------------------------------------------------------------------
Income (loss) from
 operations:
 Net investment income (2)        0.32      0.38      0.33     0.45    0.13
 Net realized and unrealized
  gain (loss)                     1.36      2.27      1.62     1.15   (0.15)
--------------------------------------------------------------------------------
Total income (loss) from
 operations                       1.68      2.65      1.95     1.60   (0.02)
--------------------------------------------------------------------------------
Less distributions from:
 Net investment income           (0.28)    (0.29)    (0.27)   (0.05)     --
 Net realized gains              (0.48)    (0.18)    (0.08)      --      --
--------------------------------------------------------------------------------
Total distributions              (0.76)    (0.47)    (0.35)   (0.05)     --
--------------------------------------------------------------------------------
Net asset value, end of year    $16.23  $  15.31  $  13.13  $ 11.53  $ 9.98
--------------------------------------------------------------------------------
Total return                     10.94%    20.64%    17.16%   16.12%  (0.20)%(3)
--------------------------------------------------------------------------------
Net assets, end of year
 (000's)                      $462,274  $263,585  $134,529  $49,363  $8,504
--------------------------------------------------------------------------------
Ratios to average net
 assets:
 Expenses (2)                     0.84%     0.86%     0.91%    0.95%   0.93%(4)
 Net investment income            3.32      3.54      3.82     4.40    3.51(4)
--------------------------------------------------------------------------------
Portfolio turnover rate            118%       99%      139%     104%     18%
--------------------------------------------------------------------------------

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager reimbursed the fund for $13,857 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the fund would have been as follows:

  ------------------------------------------------------------------------------

                           1995   1994
  -----------------------------------------
   Per Share Decreases in
   Net Investment Income   $0.01  $0.06
  -----------------------------------------
   Expense Ratios Without
   Fee Waivers and
   Reimbursement            1.06%  2.51%(4)
  -----------------------------------------

(3) Not annualized.
(4) Annualized.

For a share of capital stock outstanding throughout each year ended October 31.

                                       Putnam Diversified Income
                                 1998       1997    1996(1)   1995    1994(2)
--------------------------------------------------------------------------------
Net asset value, beginning of
 year                            $12.31   $  11.99  $ 11.46  $ 10.18  $10.00
--------------------------------------------------------------------------------
Income (loss) from
 operations:
 Net investment income (3)         0.57       0.67     0.78     0.79    0.23
 Net realized and unrealized
  gain (loss)                     (0.62)      0.30     0.27     0.58   (0.05)
--------------------------------------------------------------------------------
Total income (loss) from
 operations                       (0.05)      0.97     1.05     1.37    0.18
--------------------------------------------------------------------------------
Less distributions from:
 Net investment income            (0.42)     (0.56)   (0.39)   (0.09)     --
 Net realized gains               (0.14)     (0.09)   (0.13)      --      --
--------------------------------------------------------------------------------
Total distributions               (0.56)     (0.65)   (0.52)   (0.09)     --
--------------------------------------------------------------------------------
Net asset value, end of year     $11.70   $  12.31  $ 11.99  $ 11.46  $10.18
--------------------------------------------------------------------------------
Total return                      (0.65)%     8.44%    9.43%   13.55%   1.80%(4)
--------------------------------------------------------------------------------
Net assets, end of year
 (000's)                       $156,895   $121,601  $81,076  $31,514  $6,763
--------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses (3)                      0.87%      0.88%    0.96%    0.97%   0.98%(5)
 Net investment income             7.48       6.99     7.57     7.53    6.14(5)
--------------------------------------------------------------------------------
Portfolio turnover rate             191%       253%    2.55%     276%     20%
--------------------------------------------------------------------------------

(1) Per share amounts calculated using the monthly average shares method.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager reimbursed the fund for $19,028 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets of the fund would have been as follows:

  ------------------------------------------------------------------------------

                           1995   1994
  -----------------------------------------
   Per Share Decreases in
   Net Investment Income   $0.04  $0.07
  -----------------------------------------
   Expense Ratios Without
   Fee Waivers and
   Reimbursement            1.31%  2.92%(5)
  -----------------------------------------

(4) Not annualized.
(5) Annualized.

                                                           Travelers Series Fund

                       This Page Intentionally Left Blank

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or your Salomon Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional (SAI) information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 388 Greenwich Street, MF2, New York, NY 10013.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You may obtain copies of these materials upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-60019. You can get the same reports and information free from the Commission's Internet web site at http://www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

               AIM Capital Appreciation Portfolio
               MFS Total Return Portfolio
               Putnam Diversified Income Portfolio

(Investment Company Act file no. 811-08372)
CE-1 5/99